UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21416

John Hancock Tax-Advantaged Dividend Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer
601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Tax-Advantaged Dividend Income Fund

Annual Report
10.31.09

Ticker | **HTD**

Management’s discussion of
Fund performance

By MFC Global Investment Management (U.S.), LLC and
Analytic Investors, LLC

The Fund’s fiscal year end has changed from December to October. What follows is a discussion of the Fund’s performance for the 10-month period ended October 31, 2009.

Dividend-paying preferred and common stocks posted solid gains overall during the 10-month period ended October 31, 2009. During that timeframe, John Hancock Tax-Advantaged Dividend Income Fund returned 15.34% at net asset value (NAV) and 23.24% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. For the same 10-month period, the Merrill Lynch Preferred Stock DRD-Eligible Index returned 5.70%, the S&P 400 Mid-Cap Utilities Index returned 8.36% and the S&P 500 Banks Index returned –7.31%.

After suffering steep losses in early 2009, dividend-paying stocks rebounded strongly amid healing in the financial markets, gradual improvement in economic conditions and investors’ growing appetite for higher-yielding alternatives to cash and U.S. Treasuries. The Fund’s best performers included utility preferred stocks, which were some of the earliest beneficiaries of investors’ move away from cash and Treasuries. In this category, PPL Energy Supply, LLC and Alabama Power Co. were standouts. Preferred stocks issued by cable company Comcast Corp. also fared well, thanks to its solid subscriber and earnings growth. Foreign banks Deutsche Bank and Sovereign Bancorp, Inc., a wholly owned subsidiary of Spanish bank Santander, also posted good gains due to their high credit ratings, lack of government borrowing and recognition of their profitable global franchises. Energy and utility common stocks aiding performance included BP PLC and Chevron Corp., helped by rising oil prices, and ONEOK, Inc. and OGE Energy Corp., which benefited from dividend increases and profitable natural gas processing operations. Holdings in companies that postponed dividends in the face of wider-than-expected losses — namely CIT Group — or cut dividends — namely Ameren — were a drag on the Fund’s performance. The options component of the Fund, which began on July 23, 2009, posted negative returns and detracted from performance.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

6	Tax-Advantaged Dividend Income Fund | Annual report

Portfolio summary

Top 10 Holdings[1]

OGE Energy Corp.	3.4%	Atmos Energy Corp.	2.8%

Progress Energy, Inc.	3.0%	ONEOK, Inc.	2.7%

Bank of America Corp., 8.625%	3.0%	Integrys Energy Group, Inc.	2.7%

DTE Energy Co.	3.0%	NSTAR	2.6%

Spectra Energy Corp.	3.0%	Duquesne Light Co., 6.500%	2.6%

Sector Composition[2,3]

Utilities	59%	Telecommunication Services	5%

Financials	24%	Other	2%

Energy	10%

1 As a percentage of the Fund’s total investments on October 31, 2009. Excludes cash and cash equivalents.

2 As a percentage of the Fund’s total investments on October 31, 2009.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Tax-Advantaged Dividend Income Fund	7

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 10-31-09

	Shares	Value

Common Stocks 82.67%		$407,583,032

(Cost $467,414,094)

Consumer Discretionary 0.00%		590

Publishing 0.00%

Idearc, Inc. (I)	26,830	590

Energy 8.19%		40,389,000

Oil, Gas & Consumable Fuels 8.19%

BP PLC, SADR	167,500	9,483,850

Chevron Corp.	25,000	1,913,500

Spectra Energy Corp. (Z)	1,155,000	22,083,600

Total SA, ADR (Z)	115,000	6,908,050

Industrials 1.33%		6,559,600

Industrial Conglomerates 1.33%

General Electric Co. (Z)	460,000	6,559,600

Telecommunication Services 3.60%		17,760,840

Diversified Telecommunication Services 1.82%

Alaska Communications Systems Group, Inc. (Z)	55,000	427,900

AT&T, Inc.	160,000	4,107,200

Verizon Communications, Inc.	150,000	4,438,500

Wireless Telecommunication Services 1.78%

Vodafone Group PLC, SADR (Z)	396,000	8,787,240

Utilities 69.55%		342,873,002

Electric Utilities 16.18%

American Electric Power Co., Inc. (Z)	590,000	17,829,798

Duke Energy Corp. (Z)	765,000	12,102,300

Entergy Corp.	32,500	2,493,400

Great Plains Energy, Inc. (Z)	40,000	692,000

Northeast Utilities	145,000	3,342,250

Pinnacle West Capital Corp. (Z)	215,000	6,733,800

PNM Resources, Inc. (Z)	58,000	621,760

Progress Energy, Inc. (Z)	600,000	22,518,000

Southern Co. (Z)	430,000	13,411,700

Gas Utilities 9.41%

Atmos Energy Corp. (Z)	741,800	20,659,130

Northwest Natural Gas Co. (Z)	130,000	5,435,300

ONEOK, Inc. (Z)	560,324	20,289,332

See notes to financial statements

8	Tax-Advantaged Dividend Income Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

	Shares	Value
Multi-Utilities 43.96%

Ameren Corp. (Z)	555,000	$13,508,700

Black Hills Corp. (Z)	560,000	13,647,200

CH Energy Group, Inc. (Z)	392,000	16,232,720

Consolidated Edison, Inc. (Z)	317,500	12,915,900

Dominion Resources, Inc. (Z)	405,000	13,806,450

DTE Energy Co. (Z)	600,000	22,188,000

Integrys Energy Group, Inc. (Z)	580,000	20,068,000

NiSource, Inc. (Z)	790,500	10,213,260

NSTAR (Z)	625,000	19,343,750

OGE Energy Corp. (Z)	760,000	25,247,200

Public Service Enterprise Group, Inc. (Z)	330,000	9,834,000

TECO Energy, Inc. (Z)	387,800	5,561,052

Vectren Corp. (Z)	780,000	17,581,200

Xcel Energy, Inc. (Z)	880,000	16,596,800

	Shares	Value

Preferred Stocks 67.64%		$333,473,913

(Cost $389,304,750)

Consumer Discretionary 1.25%		6,174,679

Media 1.25%

CBS Corp., 7.25%	145,000	3,117,499

Comcast Corp., 7.00% (Z)	125,500	3,057,180

Energy 6.71%		33,063,345

Gas Utilities 3.05%

Southern Union Co., 7.55% (Z)	602,700	15,037,365

Oil, Gas & Consumable Fuels 3.66%

Nexen, Inc., 7.35% (Z)	771,000	18,025,980

Financials 35.74%		176,190,944

Capital Markets 0.02%

Lehman Brothers Holdings, Inc., 5.67%,
Depositary Shares, Ser D (I)	65,000	20,150

Lehman Brothers Holdings, Inc., 5.94%,
Depositary Shares, Ser C (I)	274,760	57,700

Lehman Brothers Holdings, Inc., 6.50%,
Depositary Shares, Ser F (I)	219,300	19,737

Commercial Banks 4.35%

HSBC Holdings PLC, 8.125% (Z)	50,000	1,250,000

Santander Finance Preferred SA Unipersonal, 10.50%	115,000	3,146,400

USB Capital VIII, 6.35%, Ser 1	55,000	1,199,550

Wells Fargo & Co., 8.00% (Z)	649,300	15,875,385

Consumer Finance 0.85%

HSBC Finance Corp., 6.36%, Depositary
Shares, Ser B (Z)	150,000	2,865,000

SLM Corp., 6.97%, Ser A (Z)	40,600	1,327,620

See notes to financial statements

Annual report | Tax-Advantaged Dividend Income Fund	9

F I N A N C I A L  S T A T E M E N T S

	Shares	Value
Diversified Financial Services 27.07%

Bank of America Corp., 6.204%, Depositary
Shares, Ser D (Z)	240,000	$4,264,800

Bank of America Corp., 6.375% (Z)	139,000	2,454,740

Bank of America Corp., 6.625% (Z)	355,000	6,510,700

Bank of America Corp., 6.70% (Z)	500,000	9,085,000

Bank of America Corp., 8.20% (Z)	185,000	4,081,100

Bank of America Corp., 8.625% (Z)	957,800	22,268,850

CIT Group, Inc., 6.35%, Ser A	310,000	161,200

Citigroup Capital VIII, 6.95%	522,300	9,881,916

Deutsche Bank Capital Funding Trust VIII, 6.375% (Z)	282,000	6,037,620

Deutsche Bank Contingent Capital Trust II, 6.55% (Z)	310,000	6,327,100

Deutsche Bank Contingent Capital Trust III, 7.60% (Z)	797,893	18,399,413

ING Groep NV, 6.20% (Z)	109,100	1,705,233

ING Groep NV, 7.05% (Z)	140,000	2,401,000

JPMorgan Chase & Co., 5.49%, Ser G (Z)	256,100	11,242,790

JPMorgan Chase & Co., 5.72%, Ser F (Z)	15,100	684,785

JPMorgan Chase & Co., 6.15%, Ser E (Z)	98,000	4,614,820

JPMorgan Chase & Co., 8.625% (Z)	143,000	3,806,660

RBS Capital Funding Trust VII, 6.08% (Z)	983,000	9,859,490

Royal Bank of Scotland Group PLC, 5.75%, Ser L	858,500	9,623,785

Insurance 3.44%

MetLife Inc, 6.50%, Ser B (Z)	780,000	16,949,400

Thrifts & Mortgage Finance 0.01%

Federal National Mortgage Assn. (8.250% to 12-31-10 then variable) (I)	60,000	69,000

Telecommunication Services 3.90%		19,239,724

Wireless Telecommunication Services 3.90%

Telephone & Data Systems, Inc., 7.60%, Ser A	430,000	9,859,900

United States Cellular Corp., 7.50% (Z)	398,294	9,379,824

Utilities 20.04%		98,805,221

Electric Utilities 14.14%

Alabama Power Co., 5.30%, Class A (Z)	176,500	4,094,800

Carolina Power & Light Co., 5.44% (Z)	111,493	9,539,620

Duquesne Light Co., 6.50% (Z)	427,000	19,134,938

Entergy Arkansas, Inc., 4.56% (Z)	9,388	661,854

Entergy Arkansas, Inc., 6.45% (Z)	110,000	2,327,193

Entergy Mississippi, Inc., 4.92% (Z)	8,190	595,311

Entergy Mississippi, Inc., 6.25% (Z)	197,500	3,956,182

FPC Capital I, 7.10%, Ser A (Z)	70,000	1,750,000

FPL Group Capital Trust I, 5.875% (Z)	245,000	6,169,100

PPL Electric Utilities Corp., 6.25%, Depositary Shares (Z)	300,000	6,975,000

PPL Energy Supply, LLC, 7.00% (Z)	297,512	7,634,158

Southern California Edison Co., 6.00%, Ser C (Z)	30,000	2,534,064

Southern California Edison Co., 6.125% (Z)	50,000	4,378,125

Independent Power Producers & Energy Traders 1.51%

Constellation Energy Group, Inc., 8.625%, Ser A	300,000	7,431,000

See notes to financial statements

10	Tax-Advantaged Dividend Income Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

			Shares	Value
Multi-Utilities 4.39%

BGE Capital Trust II, 6.20%			147,100	$3,162,650

Interstate Power & Light Co., 7.10%, Ser C (Z)			20,700	522,675

Interstate Power & Light Co., 8.375%, Ser B (Z)			230,000	6,382,500

Pacific Enterprises, 4.50% (Z)			45,000	3,330,000

Public Service Electric & Gas Co., 5.05%, Ser D			22,987	2,000,559

Public Service Electric & Gas Co., 5.28%, Ser E			22,930	2,102,681

Xcel Energy, Inc., 4.56%, Ser G (Z)			53,900	4,122,811

		Maturity
	Yield*	date	Par value	Value

Short-Term Investments 0.57%				$2,810,999

(Cost $2,810,999)

U.S. Government Agency 0.20%				999,999
Federal Home Loan Bank, Discount Note	0.05%	11-02-09	$1,000,000	999,999

Repurchase Agreement 0.37%				1,811,000
Repurchase Agreement with State Street
Corp. dated 10-31-09 at 0.01% to be
repurchased at $1,811,001 on 11-02-09,
collateralized by $620,000 Federal Home
Loan Mortgage Corp., 2.00% due 4-1-11
(valued at $1,231,926, including interest) and
by $1,195,000 Federal Home Loan Mortgage
Corp., 5.625% due 11-23-35 (valued at
$1,231,926, including interest)	0.01%	11-02-09	$1,811,000	1,811,000

Total investments (Cost $859,529,843)† 150.88%				$743,867,944

Other assets and liabilities, net (50.88%)			($250,854,159)

Total net assets 100.00%				$493,013,785

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common shareholders.

ADR American Depositary Receipts

SADR Sponsored American Depositary Receipts

(I) Non-income producing security.

(Z) All or a portion of this security is segregated as collateral for the Committed Facility Agreement (See Note 9). Total collateral value at October 31, 2009 was $598,595,179.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

† At October 31, 2009, the aggregate cost of investment securities for federal income tax purposes was $873,878,017. Net unrealized depreciation aggregated $130,010,073, of which $39,242,388 related to appreciated investment securities and $169,252,461 related to depreciated investment securities.

See notes to financial statements

Annual report | Tax-Advantaged Dividend Income Fund	11

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-09

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value per share.

Assets

Investments, at value (Cost $859,529,843)	$743,867,944
Cash	1,871
Receivable for investments sold	8,153,378
Dividends and interest receivable	2,670,542
Receivable from affiliates	8,660
Other receivables and prepaid assets	34,295

Total assets	754,736,690

Liabilities

Committed facility agreement payable (Note 9)	253,400,000
Payable for investments purchased	2,799,460
Payable for written options, at value (Premiums received $2,356,185)
(Note 3)	997,325
Unrealized depreciation of swap contracts (Note 3)	4,321,604
Interest payable	27,971
Payable to affiliates
Accounting and legal services fees	35,278
Management fees	3,753
Other liabilities and accrued expenses	137,514

Total liabilities	261,722,905

Net assets

Capital paid-in	$717,261,595
Distribution in excess of net investment income	(20,165)
Accumulated net realized loss on investments, written options
and swap agreements	(105,603,002)
Net unrealized depreciation on investments, written options
and swap agreements	(118,624,643)

Net assets	$493,013,785

Net asset value per share

Based on 38,314,317 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$12.87

See notes to financial statements

12	Tax-Advantaged Dividend Income Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Statements of operations
For the period ended 10-31-09 and the year ended 12-31-08

These Statements of Operations summarize the Fund’s investment income earned, expenses incurred in operating the Fund and net gains (losses) for the periods stated.

	Period	Year
	ended	ended
	10-31-09[1]	12-31-08

Investment income

Dividends	$40,900,281	$58,017,222
Interest	4,128	258,489
Less foreign taxes withheld	(26,099)	(57,574)
Total investment income	40,878,310	58,218,137

Expenses

Investment management fees (Note 5)	4,189,598	7,311,237
Transfer agent fees	33,568	32,739
Accounting and legal services fees (Note 5)	120,770	120,487
Trustees’ fees (Note 6)	47,654	53,095
Printing and postage fees	224,808	640,874
Professional fees	227,897	396,012
Custodian fees	77,553	141,594
Registration and filing fees	33,803	40,396
Interest expense (Note 9)	3,110,266	5,647,783
APS auction fees	—	381,349
Other	6,255	60,567

Total expenses	8,072,172	14,826,133
Less expense reductions (Note 5)	(891,470)	(1,949,663)

Net expenses	7,180,702	12,876,470

Net investment income	33,697,608	45,341,667

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(81,878,150)	(9,647,733)
Futures contracts	—	(1,234,587)
Written options (Note 3)	(3,147,995)	—
Swap contracts (Note 3)	(1,632,790)	709,412
	(86,658,935)	(10,172,908)
Change in net unrealized appreciation (depreciation) of
Investments	106,456,050	(268,785,971)
Futures contracts	—	354,977
Written options (Note 3)	1,358,860	—
Swap contracts (Note 3)	304,126	(4,625,730)
	108,119,036	(273,056,724)
Net realized and unrealized gain (loss)	21,460,101	(283,229,632)

Distributions to Auction Preferred Shares (APS)	—	(6,127,843)
Increase (decrease) in net assets from operations	$55,157,709	($244,015,808)

1 For the ten month period ended October 31, 2009. The Fund changed its fiscal year end from December 31 to October 31.

See notes to financial statements

Annual report | Tax-Advantaged Dividend Income Fund	13

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last three periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Period	Year	Year
	ended	ended	ended
	10-31-09[1]	12-31-08	12-31-07

Increase (decrease) in net assets

From operations
Net investment income	$33,697,608	$45,341,667	$52,969,543
Net realized gain (loss)	(86,658,935)	(10,172,908)	44,594,199
Change in net unrealized appreciation
(depreciation) of investments, futures contracts,
written options and swap contracts	108,119,036	(273,056,724)	(128,054,026)
Distributions to Auction Preferred Shares (APS)	—	(6,127,843)	(17,447,730)

Increase (decrease) in net assets resulting
from operations	55,157,709	(244,015,808)	(47,938,014)
Distributions to shareholders
From net investment income	(31,693,150)	(39,254,688)	(50,017,509)
From net realized gain	—	(6,140,997)	(24,803,416)
From tax return of capital	(8,933,496)	(17,698,324)	—

Total distributions	(40,626,646)	(63,094,009)	(74,820,925)

From Fund share transactions (Note 7)	(1,786,938)	(53,556,991)	—

Total increase (decrease)	12,744,125	(360,666,808)	(122,758,939)

Net assets

Beginning of period	480,269,660	840,936,468	963,695,407
End of period	$493,013,785	$480,269,660	$840,936,468
Distribution in excess of net investment income	($20,165)	($21,118)	($13,267)

1 For the ten month period ended October 31, 2009. The Fund changed its fiscal year end from December 31 to October 31.

See notes to financial statements

14	Tax-Advantaged Dividend Income Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Statements of cash flows 10-31-09 and 12-31-08

These Statements of Cash Flows show cash used or provided by operating and financing activities for the periods stated.

	For the	For the
	period ended	year ended
	10-31-09	12-31-08

Cash flows from operating activities

Net increase (decrease) in net assets from operations	$55,157,709	($244,015,808)
Distributions to preferred shareholders	—	6,127,843
Adjustments to reconcile net increase in net assets
from operations to net cash provided by operating activities:
Investments purchased *	—	(3,505,259,826)
Investments sold *	—	3,714,421,147
Long-term investments purchased	(138,836,508)	—
Long-term investments sold	149,178,535	—
Net amortization of premium (discount)	—	235,669
Increase in short term investments	(2,810,999)	—
Decrease in dividends and interest receivable	139,654	827,215
Decrease in receivable from affiliates	10,166	18,893
Increase in payable for investments purchased	2,544,485	254,975
(Increase) decrease in receivable for investments sold	3,570,264	(11,723,642)
Decrease in cash collateral for futures contracts	—	450,000
Increase in other receivables and prepaid expenses	(34,295)	—
Decrease in prepaid committed facility agreement administration fees 107,250		(107,250)
Increase (decrease) in unrealized depreciation of swap contracts	(304,126)	4,625,730
Decrease in payable for futures variation margin	—	(181,643)
Increase in payable for options written	997,325	—
Decrease in payable to affiliates	(19,809)	(62,053)
Increase in interest payable	12,755	15,216
Decrease in other liabilities and accrued expenses	(15,405)	(187,658)
Net change in unrealized (appreciation) depreciation
on investments	(106,456,050)	268,785,971
Net realized loss on investments	81,878,150	9,647,733

Net cash provided by operating activities	$45,119,101	$243,872,512

Cash flows from financing activities
Repayment of APS	—	($380,000,000)
Cash distributions paid to preferred shareholders	—	(6,254,219)
Borrowings from committed facility agreement payable	$33,100,000	351,000,000
Repayments of committed facility agreement payable	(46,900,000)	(83,800,000)
Repurchase of common shares	(1,786,938)	(53,556,991)
Distributions to common shareholders	(40,626,646)	(63,094,009)

Net cash used in financing activities	($56,213,584)	($235,705,219)

Net decrease in cash	($11,094,483)	$8,167,293

Cash at beginning of period	$11,096,354	$2,929,061

Cash at end of period	$1,871	$11,096,354

Supplemental disclosure of cash flow information

Cash paid for interest	$2,990,261	$5,632,437

* Includes short-term investments. Current period presents long-term investments and the change in short-term investments separately.

See notes to financial statements

Annual report | Tax-Advantaged Dividend Income Fund	15

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES
Period ended	10-31-09[1]	12-31-08	12-31-07	12-31-06	12-31-05[2]	12-31-04[2,3]

Per share operating performance

Net asset value,
beginning of year	$12.48	$19.99	$22.90	$19.93	$20.48	$19.10[4]
Net investment income[5]	0.88	1.13	1.26	1.43[6]	1.22	1.14
Net realized and unrealized
gain (loss) on investments	0.56	(7.07)	(1.98)	3.62	(0.23)	1.54
Distributions to APS*	—	(0.15)	(0.41)	(0.39)	(0.29)	(0.29)
Total from investment
operations	1.44	(6.09)	(1.13)	4.66	0.70	2.39
Less distributions to
common shareholders
From net investment income	(0.83)	(0.99)	(1.19)	(1.16)	(1.16)	(0.87)
From net realized gain	—	(0.15)	(0.59)	(0.53)	(0.09)	—
From tax return of capital	(0.23)	(0.44)	—	—	—	—
Total distributions	(1.06)	(1.58)	(1.78)	1.69	(1.25)	(0.87)
Anti-dilutive impact of
repurchase plan	0.01[7]	0.16[7]	—	—	—	—

Capital Charges
Offering costs related to
common shares	—	—	—	—	—	(0.02)
Offering costs and
underwriting discounts
related to APS	—	—	—	—	—	(0.12)
Net asset value, end of year	$12.87	$12.48	$19.99	$22.90	$19.93	$20.48
Per share market value,
end of year	$11.35	$10.30	$17.90	$20.32	$16.81	$17.99
Total return at net asset
value (%)[8,11]	15.34[9]	(29.97)	(4.19)	(25.67)[10]	4.44[10]	12.85[9,10]
Total return at market
value (%)[8]	23.24[9]	(35.46)	(3.32)	(32.21)	0.28	(5.47) [9,12]

Ratios and supplemental data

Net assets applicable to
common shares, end of
year (in millions)	$493	$480	$841	$964	$838	$862
Ratios (as a percentage of
average net assets):
Expenses before
reductions(excluding
interest expense)	1.39[13]	1.42	1.27[14]	1.28[14]	1.32[14]	1.23[13,14]
Interest expense (Note 9)	0.87[13]	0.87	—	—	—	—
Expenses before reductions
(including interest
expense)	2.26[13]	2.29	1.27[14]	1.28[14]	1.32[14]	1.23[13,14]
Expenses net of all fee
waivers and credits
(excluding interest expense)	1.14[13]	1.12	0.99	1.00	1.03	0.95[13]
Expenses net of all fee
waivers and credits
(including interest expense)	2.01[13]	1.99	0.99[15]	1.00[15]	1.03[15]	0.95[13,15]
Net investment income	9.44[13]	7.02	5.65[16]	6.76[6,16]	5.97[16]	6.11[13,16]
Portfolio turnover (%)	21	29	26	41	24	42

See notes to financial statements

16	Tax-Advantaged Dividend Income Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

COMMON SHARES
Period ended	10-31-09[1]	12-31-08	12-31-07	12-31-06	12-31-05[2]	12-31-04[2,3]

Senior securities

Total value of APS
outstanding (in millions)	—	—	$380	$380	$380	$380
Involuntary liquidation
preference per unit
(in thousands)	—	—	$25	$25	$25	$25
Average market value per
unit (in thousands)	—	—	$25	$25	$25	$25
Asset coverage per unit[17]	—	—	$81,737	$88,352	$79,901	$79,542
Total debt outstanding end of
year (in millions) (Note 9)	$253	$267	—	—	—	—
Asset coverage per $1,000
of APS*[18]	—	—	$3,212	$3,536	$3,207	$3,268
Asset coverage per $1,000
of debt[19]	$2,946	$2,797	—	—	—	—

* Auction Preferred Shares (APS)

1 For the ten month period ended October 31, 2009. The Fund changed its fiscal year end from December 31 to October 31.

2 Audited by previous independent registered public accounting firm.

3 Commencement of operations period from 2-27-04 to 12-31-04.

4 Reflects the deduction of a $0.90 per share sales load.

5 Based on the average of the shares outstanding.

6 Net investment income per share and the ratio of net investment income to average net assets reflects a special dividend received by the Fund which amounted to $0.13 per share and 0.63% of average net assets.

7 The repurchase plan was completed at an average repurchase price of $10.29 and $14.92, respectively, for 173,600 shares and 3,589,570 shares, respectively. The redemptions for the periods ended October 31, 2009 and December 31, 2008 were $1,786,938 and $53,556,991, respectively, and had a $0.01 and $0.16 NAV impact, respectively.

8 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

9 Not annualized.

10 Unaudited.

11 Total returns would have been lower had certain expenses not been reduced during the periods shown.

12 Assumes dividend reinvestment and a purchase at $20.01 per share on the inception date and a sale at the current market price on the last day of the period.

13 Annualized.

14 Ratios calculated on the basis of gross expenses relative to the average net assets of common shares that does not take into consideration expense reductions during the periods shown. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 0.90%, 0.90%, 0.91% and 0.89% for the years ended 12-31-07, 12-31-06, 12-31-05 and 12-31-04, respectively.

15 Ratios calculated on the basis of net expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 0.70%, 0.70%, 0.71% and 0.69% for the years ended 12-31-07, 12-31-06, 12-31-05 and 12-31-04, respectively.

16 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 4.03%, 4.74%, 4.14% and 4.42% for the years ended 12-31-07, 12-31-06, 12-31-05 and 12-31-04, respectively.

17 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

18 Asset coverage equals the total net assets plus APS divided by the APS of the Fund outstanding at period end (Note 8).

19 Asset coverage equals the total net assets plus borrowings divided by the Committed Facility Agreement of the Fund outstanding at period end (Note 10).

See notes to financial statements

Annual report | Tax-Advantaged Dividend Income Fund	17

Notes to financial statements

Note 1
Organization

John Hancock Tax-Advantaged Dividend Income Fund (the Fund) is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of regular trading on New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied quotes and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on bid quotations or evaluated prices, as applicable, obtained from broker-dealers or fair valued as described below. Certain short-term debt instruments are valued at amortized cost.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Fair value measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs and the valuation techniques used are summarized below:

Level 1 — Exchange traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities, certain foreign equities, warrants, rights, options and futures.

Level 2 — Prices determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent

18	Tax-Advantaged Dividend Income Fund | Annual report

pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, certain foreign equities, unlisted rights and warrants, and fixed income securities. Also, over-the-counter derivative contracts, including swaps, and certain options use these techniques.

Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s Pricing Committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of the brokers’ own judgments about the assumptions that market participants would use.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2009, by major security category or security type. Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as written options and swap contracts which are stated at value.

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS

Consumer Discretionary	$6,175,269	—	—	$6,175,269
Energy	73,452,345	—	—	73,452,345
Financials	176,190,944	—	—	176,190,944
Industrials	6,559,600	—	—	6,559,600
Telecommunication Services	37,000,564	—	—	37,000,564
Utilities	391,575,936	$50,102,287	—	441,678,223
Short-Term Investments	—	2,810,999	—	2,810,999
Total Investments
in Securities	$690,954,658	$52,913,286	—	$743,867,944
Other Financial	($997,325)	($4,321,604)	—	($5,318,929)
Instruments
Total	$689,957,333	$48,591,682	—	$738,549,015

Repurchase agreements

The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. The Fund will take receipt of all securities underlying the repurchase agreements it has entered into, until such agreements expire. If the seller defaults, the Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. The Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser.

Security transactions and related
investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Fund becomes aware of the dividends from cash

Annual report | Tax-Advantaged Dividend Income Fund	19

collections. Discounts/premiums are accreted/ amortized for financial reporting purposes. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Overdrafts

Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses

The majority of expenses are directly identifiable to an individual fund. Fund expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes

The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $89,895,968 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that the carryforward is used by the Fund, it will reduce the amount of capital gain distributions to be paid. The loss carryforward expires as follows: October 31, 2016 — $9,941,872 and October 31, 2017 — $79,954,096.

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends monthly. Capital gain distributions, if any, are paid at least annually. During the period ended October 31, 2009, the tax character of distributions paid was as follows: ordinary income $31,693,150 and return of capital $8,933,496. During the year ended December 31, 2008, the tax character of distributions paid was as follows: ordinary income $49,582,867, long-term capital gain $1,940,661 and return of capital $17,698,324. During the year ended December 31, 2007, the tax character of distributions paid was as follows: ordinary income $75,418,218 and long-term capital gain $16,850,437. Prior to the redemption of the Auction Preferred Securities, which was completed on May 28, 2008, the tax character of the long-term capital gain distribution was proportionally shared between the common and preferred shareholders of the Fund.

As of October 31, 2009, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact

20	Tax-Advantaged Dividend Income Fund | Annual report

on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to derivative transactions.

Statement of cash flows

The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Note 3
Financial instruments
Options

The Fund may purchase and sell put and call options on securities, securities indices, currencies, swaps and futures contracts. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. The Fund may use options to manage against possible changes in the market value of the Fund’s assets, mitigate exposure to fluctuations in currency values or interest rates, or protect the Fund’s unrealized gains.

Options listed on an exchange, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Using an independent pricing source, options not listed on an exchange are valued at the mean between the last bid and ask prices.

When the Fund purchases an option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid.

Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Losses may arise when buying and selling options if there is an illiquid secondary market for the options, which may cause a party to receive less than would be received in a liquid market, or if the counterparties do not perform under the terms of the options.

The following summarizes the written options contracts held as of October 31, 2009:

		PREMIUMS
	NUMBER OF	(RECEIVED)
	CONTRACTS	PAID

Outstanding, beginning of period	—	—
Options written	17,053	($18,665,366)
Option closed	(13,478)	15,840,579
Options expired	(690)	468,602
Options exercised	—	—
Outstanding, end of period	2,885	($2,356,185)

Annual report | Tax-Advantaged Dividend Income Fund	21

During the period ended October 31, 2009, the Fund wrote call options in an attempt to enhance gain/income.

The following summarizes the written options outstanding on October 31, 2009:

	EXERCISE	EXPIRATION	NUMBER OF
NAME OF ISSUER	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

Calls
S&P 500 Index	$1,075.00	Dec 2009	175	($352,975)	($359,625)
S&P 500 Index	1,075.00	Nov 2009	415	(604,655)	(344,450)
KBW Bank Index	50.00	Nov 2009	1,115	(166,135)	(22,300)
NYSE ARCA Oil Index	1,060.00	Nov 2009	50	(181,850)	(130,500)
S&P 600 Small Cap Index	325.00	Nov 2009	165	(211,035)	(21,450)
S&P 400 Mid Cap Index	710.00	Nov 2009	45	(96,795)	(11,250)
Philadelphia SE Utility Index	400.00	Nov 2009	135	(77,895)	(18,900)
S&P 400 Mid Cap Index	700.00	Nov 2009	30	(80,010)	(12,150)
Morgan Stanley Cyclical Index	780.00	Nov 2009	70	(199,190)	(23,800)
PHLX Housing Sector Index	105.00	Nov 2009	520	(237,640)	(36,400)
Philadelphia Semiconductor	330.00	Nov 2009	165	(148,005)	(16,500)
Index
Total			2,885	($2,356,185)	($997,325)

During the period ended October 31, 2009, the Fund held written option contracts whose total number of contracts ranged from approximately 2,200 to 3,540.

Interest rate swap contracts

The Fund may enter into interest rate swaps to manage its exposure to credit, currency and interest rate risks, to gain exposure in lieu of buying in the physical market or to enhance income. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net receivable or payable under the swap contracts on a periodic basis. In connection with these agreements, the Fund will hold cash and/or liquid securities equal to the net amount of the Fund’s exposure, in order to satisfy the Fund’s obligations in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as unrealized appreciation/depreciation on the Fund’s Statement of Assets and Liabilities. If market quotations are not readily available or not deemed reliable, certain swaps may be fair valued in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into swaps involves, to varying degrees, elements of credit, market, counterparty, and legal documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty may default on its obligation under the swap or disagree as to the meaning of the swap’s terms, and that there may be unfavorable interest rates changes. The Fund may also suffer losses if it is unable to terminate outstanding swaps, or reduce its exposure through offsetting transactions or

22	Tax-Advantaged Dividend Income Fund | Annual report

the Fund may be liable for early termination of the derivative.

The Fund is a party to International Swap Dealers Association, Inc., Master Agreements (ISDA Master Agreements) with select counterparties that govern OTC derivative transactions, which may include foreign exchange derivative transactions, entered into by the Fund and those counterparties. The ISDA Master Agreements typically include standard representations and warranties, as well as a Credit Support Annex (CSA) that accompanies a schedule to ISDA master agreements provisions outlining the general obligations of the Fund and counterparties relating to events of default, termination events and other standard provisions. Termination events may include a decline in the Fund’s net asset value below a certain point over a certain period of time that is specified in the Schedule to the ISDA Master Agreement; such an event may entitle the counterparty to elect to terminate early and calculate damages based on that termination, with respect to some or all outstanding transactions under the applicable damage calculation provisions of the ISDA Master Agreement. An election by one or more counterparties to terminate ISDA Master Agreements could have a material impact in the financial statements of the Fund.

The Fund entered into interest rate swaps in anticipation of rising interest rates. The following summarizes the contracts held as of October 31, 2009:

		PAYMENTS	PAYMENTS
	NOTIONAL	MADE	RECEIVED	EFFECTIVE	TERMINATION	UNREALIZED
COUNTERPARTY	AMOUNT	BY FUND	BY FUND	DATE	DATE	DEPRECIATION	MARKET VALUE

3-month
Bank of America	$95,000,000	3.600%	LIBOR (a)	1/9/2008	1/9/2011	($4,321,604)	($4,321,604)

(a) At October 31, 2009, the 3-month LIBOR rate was 0.28063%.

Interest rate swap notional amounts at October 31, 2009, are representative of the interest rate swap activity during the period ended October 31, 2009.

Fair value of derivative instruments by risk category

The table below summarizes the fair values of derivatives held by the Fund at October 31, 2009, by risk category:

	STATEMENT OF ASSETS	FINANCIAL	ASSET	LIABILITY
	AND LIABILITIES	INSTRUMENTS	DERIVATIVES FAIR	DERIVATIVES
	LOCATION	LOCATION	VALUE	FAIR VALUE

Equity contracts	Payable for	Written options	—	($997,325)
	written options
	at value

Interest rate contracts	Swap contracts,	Interest rate	—	(4,321,604)
	at value	swaps
Total			—	($5,318,929)

Effect of derivative instruments on the Statement of Operations

The table below summarizes the realized gain (loss) recognized in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category for the period ended October 31, 2009:

	WRITTEN OPTIONS	SWAP CONTRACTS	TOTAL

Statement of Operations location —
Net realized gain (loss) on
Equity contracts	($3,147,995)	—	($3,147,995)
Interest rate contracts	—	($1,632,790)	(1,632,790)
Total	($3,147,995)	($1,632,790)	($4,780,785)

Annual report | Tax-Advantaged Dividend Income Fund	23

The table below summarizes the change in unrealized appreciation (depreciation) recognized in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category for the period ended October 31, 2009:

	WRITTEN OPTIONS	SWAP CONTRACTS	TOTAL

Statement of Operations location —
Change in unrealized appreciation
(depreciation) of
Equity contracts	$1,358,860	—	$1,358,860
Interest rate contracts	—	$304,126	304,126
Total	$1,358,860	$304,126	$1,662,986

Note 4
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 5
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the Adviser), a wholly owned indirect subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.75% of the Fund’s average daily net asset value and the value attributed to the committed facility agreement (see Note 9) (collectively, managed assets). The Fund and the Adviser have subadvisory agreements with MFC Global Investment Management (U.S.), LLC, a subsidiary of MFC, and Analytic Investors, LLC. The Fund is not responsible for payment of subadvisory fees.

Effective July 2009, the Fund implemented a covered call options strategy (options strategy), which is managed by Analytic Investors, LLC. The Fund is limited to writing options on no more than 30% of its total assets.

The Adviser has contractually agreed to limit the Fund’s management fee to the following: 0.55% of the Fund’s average daily managed assets until the fifth anniversary of the commencement of the Fund’s operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year and 0.70% of average daily managed assets in the eighth year. After the eighth year, the Adviser will no longer waive a portion of the management fee. Accordingly, the expense reductions related to the reduction in the management fee amounted to $891,470 for the period ended October 31, 2009 and $1,949,663 for the year ended December 31, 2008. The effective rates are 0.62% and 0.55% of the Fund’s daily managed assets for the period ended October 31, 2009, and the year ended December 31, 2008, respectively.

The accounting and legal services fees incurred for the period ended October 31, 2009, and the year ended December 31, 2008, were equivalent to an annual effective rate of 0.02% of the Fund’s managed assets.

Note 6
Trustees’ fees

The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related

24	Tax-Advantaged Dividend Income Fund | Annual report

other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 7
Fund share transactions
Common shares

In December 2007, the Board of Trustees approved a share repurchase plan. Under the plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares. The plan was in effect until December 31, 2008. On December 8, 2008, the Board of Trustees renewed the repurchase plan. Under the plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares. The plan will remain in effect until December 31, 2009.

The table below illustrates the Fund’s common shares repurchased during the period ended October 31, 2009 and the years ended December 31, 2008, and December 31, 2007.

	Period ended 10-31-09[1]		Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount	Shares	Amount

Repurchased[2]	(173,600)	($1,786,938)	(3,589,570)	($53,556,991)	—	—

1For the ten month period ended October 31, 2009. The Fund changed its fiscal year end from December 31 to October 31.

2The Fund repurchased 0.45% and 8.53% of shares outstanding under the share repurchase program discussed above, for the period ended October 31, 2009, and the year ended December 31, 2008, respectively.

Note 8
Leverage

The Fund utilizes a Committed Facility Agreement (CFA) to increase its assets available for investment. Prior to May 2008, the Fund used APS for leverage. When the Fund leverages its assets, common shareholders pay all fees associated with and have the potential to benefit or be disadvantaged from leverage. The Adviser’s fee is also incurred from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return to the holders of common shares

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

The Fund issued APS on May 3, 2004. In May 2008, the Fund’s Trustees approved a plan whereby the Fund’s form of leverage changed from APS to a CFA. A third party financial institution has agreed to provide this credit facility that enabled the refinancing of the Fund’s APS to debt. The redemption of all series was completed on May 28, 2008. Below is a comparison of the leverage methods utilized by the Fund:

Annual report | Tax-Advantaged Dividend Income Fund	25

	APS	CFA

Required Asset Coverage	200%	200% (300% at time of draw)

Maximum Leverage	$380 million	$351 million
amount

Costs Associated with	Dividends paid to preferred	Interest expense (one month LIBOR
Leverage	shareholders (maximum rate	(reset daily) plus 0.85%) *
equals the overnight commercial
paper rate plus 1.25%)
	APS auction fees	Arrangement fee *

	Auction agent expenses	Commitment fees (0.60% of the
unused portion of the CFA).
Preferred share transfer agent
expenses

*Arrangement fee is $877,500 amortized over the first 270 days of the CFA.

Note 9
Committed facility agreement

Effective May 7, 2008, the Fund entered into the CFA with a third party financial institution that allows it to borrow up to an initial limit of $351 million and to invest the borrowings in accordance with its investment practices. Borrowings under the CFA are secured by the assets of the Fund as disclosed in the securities owned by the Fund. Interest is charged at the one month LIBOR (reset daily) plus 0.85% and is payable monthly. Under the terms of the CFA, the Fund also pays an arrangement fee of 0.25% in the first year of the agreement on the committed financing and commitment fees of 0.60% per annum on the unused portion of the facility. Arrangement and commitment fees for the period ended October 31, 2009 totaled $107,250 and $559,547, respectively, and are included in interest expense in the Statement of Operations. As of October 31, 2009, the Fund had borrowings of $253,400,000 at an interest rate of 1.094%. For the period from January 1, 2009, to October 31, 2009, the average borrowings under the CFA and the effective average interest rate (annualized) were $240,563,158 and 1.2195% respectively. The Fund may terminate the CFA upon 270 days’ notice to the lender and, if the Board determines that the elimination of all indebtedness leveraging the Fund’s investments is in the best interests of the Fund’s shareholders, the Fund may terminate the CFA on 60 days’ notice. In certain circumstances, the CFA may automatically terminate and, in other specified circumstances, it may be reduced to a 30-day facility. In addition, upon the occurrence of certain defaults, the lender may terminate the CFA, and it may modify or terminate the CFA upon 270 days’ notice.

Note 10
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities, during the period ended October 31, 2009, aggregated $138,836,508 and $149,178,535, respectively.

Note 11
Change in fiscal year end

Effective October 31, 2009, the Fund’s fiscal year end has changed to October 31 from December 31.

Note 12 Subsequent event

On December 8, 2009, the Board of Trustees approved the renewal of the Fund’s current share repurchase plan, which is set to expire on December 31, 2009. As renewed, the Fund may purchase, in the open market, up to an additional 10% of its outstanding common shares between January 1, 2010 and December 31, 2010 (based on common shares outstanding as of December 31, 2009).

26	Tax-Advantaged Dividend Income Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Tax-Advantaged
Dividend Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Tax-Advantaged Dividend Income Fund (the “Fund”) at October 31, 2009, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2009 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2005 were audited by another independent registered public accounting firm, whose report expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 18, 2009

Annual report | Tax-Advantaged Dividend Income Fund	27

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2009.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2009, 100% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

Shareholders will be mailed a 2009 Form 1099-DIV in January 2010. This will reflect the total of all distributions that are taxable for calendar year 2009.

28	Tax-Advantaged Dividend Income Fund | Annual report

Investment objective and policy

The Fund’s investment objective is to provide a high level of after-tax total return from dividend income and gains and capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in dividend-paying common and preferred securities that the Adviser believes at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% (“tax-advantaged dividends”). Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its common shareholders.

On March 31, 2008, the shareholders approved the following changes to the Fund’s investment policy: To eliminate the Fund’s “concentration” policy (i.e., investing at least 25% of its net assets) with respect to securities issued by financial securities corporations; to modify the Fund’s concentration policy with respect to investing in the utilities sector by permitting the Fund to invest in both U.S. and foreign utilities corporations, rather than only U.S. utilities corporations (as required under the current policy).

On December 9, 2008, the Fund’s Trustees approved the following investment policy. The fund may write (sell) covered call index options on up to 30% of the value of the fund’s total assets.

On December 9, 2008, the Fund’s Trustees also approved a change to the fund’s investment policy regarding investments in foreign securities. The revised policy provides that the Fund may invest up to 40% of its net assets in securities of corporate and government issuers located outside the United States that are traded or denominated in U.S. dollars.

Bylaws

Effective September 9, 2008, the Fund’s Bylaws were amended with respect to notice requirements for Trustee nominations and other proposals by the Fund’s shareholders. These provisions require the disclosure of the nominating shareholder and the nominee’s investment interests as they relate to the Fund, as well as the name of any other shareholder supporting the nominee for election as a Trustee or the proposal of other business. In order for notice to be proper, such notice must disclose the economic interests of the nominating shareholder and nominee, including his or her holdings of shares in the Fund, the intent upon which those shares were acquired, and any hedging arrangements (including leveraged or short positions) made with respect to the shares of the Fund. Additionally, any material interest that the shareholder has in the business to be brought before the meeting must be disclosed.

Dividends and distributions

During the period ended October 31, 2009, dividends from net investment income totaling $1.057 per share were paid to common shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

January 31, 2009	$0.140
February 28, 2009	0.140
March 31, 2009	0.140
April 30, 2009	0.091
May 30, 2009	0.091
June 30, 2009	0.091
July 31, 2009	0.091
August 29, 2009	0.091
September 30, 2009	0.091
October 31, 2009	0.091
Total	$1.057*

*Includes $0.23 tax return of capital.

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the Plan Agent). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Annual report | Tax-Advantaged Dividend Income Fund	29

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares.

If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent

30	Tax-Advantaged Dividend Income Fund | Annual report

to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On April 28, 2009, an adjourned session of the Annual Meeting of the Shareholders of John Hancock Tax-Advantaged Dividend Income Fund was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting upon the proposals listed below:

Proposal 1: Election of six Trustees to serve until their respective successors have been duly elected and qualified.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 28, 2009.

		WITHHELD
	FOR	AUTHORITY

Deborah C. Jackson	20,011,128	1,173,147
Charles L. Ladner	20,024,167	1,160,108
Stanley Martin	20,048,566	1,135,709
John A. Moore	20,030,946	1,153,329
Gregory A. Russo	20,063,140	1,121,135
John G. Vrysen	20,058,284	1,125,991

Proposal 2: To adopt a new form of investment advisory agreement.

PROPOSAL 2 PASSED ON APRIL 28, 2009.

For	16,322,454
Against	796,827
Withheld	524,230
Broker Non-Votes	3,522,764

Proposal 3: To approve Analytic Investors, LLC as a subadviser to John Hancock Tax-Advantaged Dividend Income Fund.

PROPOSAL 3 PASSED ON APRIL 28, 2009.

For	16,329,593
Against	790,532
Withheld	541,386
Broker Non-Votes	3,522,764

Annual report | Tax-Advantaged Dividend Income Fund	31

Evaluation by the Board of
Investment Advisory Agreement
and Subadvisory Agreements

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Tax-Advantaged Dividend Income Fund (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of existing advisory and subadvisory agreements. At meetings held on May 6–7 and June 8–9, 2009, the Board considered the renewal of:

(i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and

(ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (MFC Global) for the Fund.

The Advisory Agreement and the Subadvisory Agreements are collectively referred to as the Advisory Agreements. The Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and MFC Global and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and MFC Global, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and MFC Global responsible for the daily investment activities of the Fund. The Board considered MFC Global’s history and experience with the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and MFC Global’s compliance department. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and MFC Global supported renewal of the Advisory Agreements.

Fund performance

The Board noted that the Fund had less than five full years of operational history and considered the performance results for the Fund over 1- and 3-year time periods ended December 31, 2008. The Board also considered these results in comparison to the performance of a category of relevant funds (the Category), a peer group of comparable funds (the Peer Group) and a benchmark

32	Tax-Advantaged Dividend Income Fund | Annual report

index. The funds within each Category and Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data. The Board reviewed the methodology used by Morningstar to select the funds in the Category and the Peer Group, and noted the imperfect comparability of the Peer Group. The Board also considered updated performance information at its May and June 2009 meetings. Performance and other information may be quite different as of the date of this shareholders report.

The Board viewed favorably that the Fund’s performance for the time periods under review was higher than the performance of the Peer Group and Category medians, and appreciably higher than the performance of its benchmark index, the Merrill Lynch Preferred Stock DRD Eligible Index.

Investment advisory fee and subadvisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Category and Peer Group. The Board noted that the Advisory Agreement Rate was inline with the Category median and not appreciably higher than the Peer Group median.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Category and Peer Group medians. The Board noted that Gross Expense Ratio was higher than the Category and Peer Group medians. The Board also noted that the Net Expense Ratio was equal to the Category median and inline with the Peer Group median.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expense results supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to MFC Global for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rates were fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including MFC Global. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and MFC Global’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

Annual report | Tax-Advantaged Dividend Income Fund	33

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates, including MFC Global, as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and MFC Global with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and MFC Global as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and MFC Global at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

At its meeting on December 8-9, 2008, the Board, including all the Independent Trustees, approved a new form of Advisory Agreement for the Fund and a new form of Subadvisory Agreement with Analytic.

The Board, including the Independent Trustees, is responsible for selecting the Fund’s investment adviser, approving the Adviser’s selection of Fund subadvisers and approving the Fund’s advisory and subadvisory agreements, their periodic continuation and any amendments.

Consistent with SEC rules, the Board regularly evaluates the Fund’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Fund and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

• the nature, extent and quality of the services to be provided by the Adviser or subadviser, as the case may be, to the Fund;

• the investment performance of the Fund;

• the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund;

• the costs of the services to be provided and the profits to be realized by the Adviser (including any subadvisers affiliated with the Adviser) and its affiliates from the Adviser’s relationship with the Fund; and

34	Tax-Advantaged Dividend Income Fund | Annual report

• comparative services rendered and comparative advisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of the Fund’s Advisory Agreement.

With respect to its evaluation of the Subadvisory Agreement with Analytic, which is not affiliated with the Adviser, the Board believes that the costs of the services to be provided and the profits to be realized by Analytic generally are not a material factor in the Board’s consideration of the Subadvisory Agreement because such fees are paid by the Adviser and not by the fund and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s-length. In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the funds, offered by the Adviser and other affiliates of the Adviser.

December 2008 meeting

At its meeting on December 8-9, 2008, the Board, including all the Independent Trustees, approved a new form of Subadvisory Agreement with Analytic Investors, LLC (Analytic).

Nature, extent and quality of services

The Board considered the ability of Analytic, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Analytic.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services to be provided to the Fund by Analytic supported approval of its Subadvisory Agreement.

Investment subadvisory fee
rates and expenses

The Board also obtained information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to Analytic for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rate was not unreasonable.

Factors not considered relevant

In light of the fact that Analytic had not yet begun providing its Subadvisory services to the Fund, the Trustees noted that certain factors, such as Analytic’s contribution to performance, were not germane to the initial approval.

The Board did not consider profitability information with respect to Analytic, which is not affiliated with the Adviser. The Board considered that the Subadvisory Agreement Rate paid to Analytic had been negotiated by the Adviser on an arm’s length basis and that Analytic’ separate profitability from its relationship with the Fund was not a material factor in determining whether to approve its Subadvisory Agreement.

The Board considered other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the funds, offered by the Adviser and other affiliates of the Adviser.

Annual report | Tax-Advantaged Dividend Income Fund	35

Information about the MFC Global portfolio managers

Management Biographies and Fund Ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2009.

Gregory K. Phelps

Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 2002 (inception)
Fund ownership — $1–$10,000

Mark T. Maloney

Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 2002 (inception)
Fund ownership — $1–$10,000

Lisa A. Welch

Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1998-2005)
Began business career in 1986
Joined fund team in 2004
Fund ownership – None

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2009. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Gregory K. Phelps	Other Registered Investment Companies:
4 accounts with assets of approximately $2.6 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies:
4 accounts with assets of approximately $2.6 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Lisa A. Welch	Other Investment Companies:
3 accounts with assets of approximately $1.3 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser or the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

36	Tax-Advantaged Dividend Income Fund | Annual report

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so that each account receives the same price. When not possible or when it may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial Corporation.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

Annual report | Tax-Advantaged Dividend Income Fund	37

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

Information about the Analytic portfolio managers

Management Biographies and Fund Ownership

Below is a list of the Analytic portfolio managers who share joint responsibility for the implementation and execution of the Fund’s options strategy. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2009.

Harindra de Silva, Ph. D., CFA
President and Portfolio Manager, Analytic Investors, LLC since 1995
Principal at Analysis Group, Inc. (1986–1994)
Began business career in 1984
Joined Fund team in 2007
Fund ownership — None

Gregory M. McMurran
Chief Investment Officer and Portfolio Manager, Analytic Investors, LLC since 1976
Began business career in 1976
Joined Fund team in 2007
Fund ownership — None

Dennis Bein, CFA
Chief Investment Officer and Portfolio Manager, Analytic Investors, LLC since 1995
Senior Consultant, AG Risk Management (1990–1998)
Began business career in 1990
Joined Fund team in 2007
Fund ownership — None

Yigal Newman, Ph.D., CFA
Portfolio Manager Analytic Investors, LLC since 2009
Research Analyst, Analytic Investors, LLC (2005–2009)
Began business career in 2004
Joined Fund team in 2007
Fund ownership — None

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Harindra de Silva, Ph.D., CFA	Other Registered Investment Companies:
14 (fourteen) accounts with total net assets of
approximately $3.5 billion
Other Pooled Investment Vehicles: 17 (seventeen) accounts with total net assets of approximately $1.5 billion
Other Accounts: 31 (thirty-one) accounts with total net assets of approximately $2.7 billion

38	Tax-Advantaged Dividend Income Fund | Annual report

Gregory M. McMurran	Other Registered Investment Companies: 5 (five) accounts with total net assets of approximately $0.5 billion
Other Pooled Investment Vehicles: 1 (one) accounts with total net assets of approximately $0.1 billion
Other Accounts: 2 (two) accounts with total net assets of
approximately $0.2 billion

Dennis Bein, CFA	Other Registered Investment Companies: 13 (thirteen) accounts with total net assets of approximately $3.4 billion
Other Pooled Investment Vehicles: 18 (eighteen) accounts with total net assets of approximately $2.2 billion
Other Accounts: 34 (thirty-four) accounts with total net assets of approximately $2.6 billion

Yigal Newman, Ph.D.	Other Registered Investment Companies: None
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above, except for Messrs. de Silva, McMurran and Bein, who each receive a fee based on performance for 14 accounts, 1 account and 14 accounts, respectively, for “Other Pooled Investments” and for 13 accounts, 0 accounts and 13 accounts, respectively, for “Other Accounts” in the table above.

Conflicts of Interest

Conflicts of interest may arise because the Fund’s portfolio managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

• Limited Resources. The portfolio managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the portfolio managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the portfolio managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

• Limited Investment Opportunities. Other clients of either Subadviser may have investment objectives and policies similar to those of the Fund. Either Subadviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Subadviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of a Subadviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

• Different Investment Strategies. The accounts managed by the portfolio managers have differing investment strategies. If the portfolio managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the portfolio managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Annual report | Tax-Advantaged Dividend Income Fund	39

• Variation in Compensation. A conflict of interest may arise where a Subadviser is compensated differently by the accounts that are managed by the portfolio managers. If certain accounts pay higher management fees or performance-based incentive fees, the portfolio managers might be motivated to prefer certain accounts over others. The portfolio managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the portfolio managers’ performance record or to otherwise benefit the portfolio managers.

• Selection of Brokers. The portfolio managers select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the portfolio managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The portfolio managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the portfolio managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation of Portfolio Managers

Our compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather, each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic’s senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm’s investment products to tie the interests of the individual to the interests of the firm and our clients. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

40	Tax-Advantaged Dividend Income Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	2004	47

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (until 1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2004	47

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President,
Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and
Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2004	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009), Lincoln National Corporation (insurance) (since 2006), Resolute Energy Corporation (oil and gas) (since 2009), Southwest Airlines (since 2000), Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (2003–2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

Charles L. Ladner, Born: 1938	2004	47

Chairman and Trustee, Dunwoody Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and
Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Annual report | Tax-Advantaged Dividend Income Fund	41

Independent Trustees (continued)

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2004	47

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator and Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky,[2] Born: 1944	2004	47

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2005	262

Senior Executive Vice President (since 2009), Executive Vice President (1999–2009), Manulife Financial
Corporation; Director and President, John Hancock Variable Life Insurance Company (since 2007);
Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC (holding company) and
John Hancock Funds, LLC (since 2005); Chairman and Director, John Hancock Investment Management
Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.)
(until 2004).

42	Tax-Advantaged Dividend Income Fund | Annual report

Non-Independent Trustees3 (continued)

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen,[4] Born: 1955	2009	47

Senior Vice President (since 2006), Vice President (until 2006), Manulife Financial Corporation;
Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, The
Berkeley Financial Group, LLC, John Hancock Investment Management Services, LLC (“JHIMS”), and
John Hancock Funds, LLC (since 2007); Chief Operating Officer, JHF II and JHT (since 2007); Chief
Operating Officer, John Hancock Funds and JHF III (2007–2009); Director, John Hancock Signature
Services, Inc. (“Signature Services”) (since 2005); Chief Financial Officer, John Hancock Advisers, LLC,
The Berkeley Financial Group, LLC, MFC Global Investment Management (U.S.) (“MFC Global (U.S.)”),
JHIMS, John Hancock Funds, LLC, JHF, JHF II, JHF III and JHT (2005–2007).

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund		Officer
Principal occupation(s) and other		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC, John Hancock Funds,
LLC (since 2005); Director, MFC Global (U.S.) (since 2005); Chairman and Director, Signature Services
(since 2005); Director, President and Chief Executive Officer, John Hancock Investment Management
Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds (since 2005) and
JHF III (since 2006); Executive Vice President (since 2009), President and Chief Executive Officer (until
2009), JHT and JHF II; Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since
2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice
President, John Hancock Funds, LLC (until 2005).

Andrew G. Arnott, Born: 1971		2009

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2009); Senior Vice President (since 2007),
Vice President (2005–2007), John Hancock Advisers, LLC; Senior Vice President (since 2008), Vice
President (2006–2008), John Hancock Investment Management Services, LLC; Senior Vice President
(since 2006), Vice President (2005–2006), 2nd Vice President (2004–2005), John Hancock Funds,
LLC; Chief Operating Officer (since 2009), Vice President (2007–2009), John Hancock Funds and JHF
III; Vice President (since 2006), John Hancock Funds II and John Hancock Trust; Senior Vice President
(2005–2009), Product Management and Development for John Hancock Funds, LLC; Vice President and
Director (1998–2005), Marketing and Product Management for John Hancock Funds, LLC.

Annual report | Tax-Advantaged Dividend Income Fund	43

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2006); Secretary and Chief
Legal Counsel, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC
(since 2008); Secretary, John Hancock Funds, LLC and The Berkeley Financial Group, LLC (since 2007);
Vice President and Associate General Counsel for Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel for MML Series Investment Fund (2000–2006);
Secretary and Chief Legal Counsel for MassMutual Institutional Funds (2000–2004); Secretary and
Chief Legal Counsel for MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Chief Compliance Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2005); Chief Compliance
Officer, John Hancock Advisers, LLC and JHIMS (since 2007); Vice President and Chief Compliance
Officer, John Hancock Advisers, LLC and JHIMS (until 2007); Vice President and Chief Compliance
Officer, MFC Global (U.S.) (2005–2008); Vice President and Assistant Treasurer, Fidelity Group of
Funds (until 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Chief Financial Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2007);
Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–
2007); Vice President, Goldman Sachs (2005–2007); Managing Director and Treasurer of Scudder
Funds, Deutsche Asset Management (2003–2005).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Treasurer, John Hancock Closed-End Funds (since 2009); Assistant Treasurer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III, and John Hancock Trust (since 2007); Assistant
Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research
Company (2005–2007); Assistant Treasurer, Scudder Group of Funds (2003–2005); Director, Deutsche
Asset Management (2003–2005), Vice President and Head of Fund Reporting, Deutsche Asset
Management, previously Scudder, Stevens & Clark (1996–2003).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Mr. Boyle, Mr. Pruchansky, Ms. Jackson and Ms. McGill Peterson serve as Trustees for a term expiring in 2010; Mr. Carlin, Mr. Cunningham and Mr. Russo serve as Trustees for a term expiring in 2011; and Mr. Ladner, Mr. Martin, Mr. Moore and Mr. Vrysen serve as Trustees for a term expiring in 2012.

2 Member of Audit Committee. Mr. Pruchansky was appointed by the Board of Trustees effective September 1, 2009.

3 Non-Independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Vrysen was elected by the shareholders at an annual shareholders meeting on April 28, 2009.

44	Tax-Advantaged Dividend Income Fund | Annual report

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Advisers, LLC
James R. Boyle†
James F. Carlin	Subadvisers
William H. Cunningham	MFC Global Investment
Deborah C. Jackson*	Management (U.S.), LLC
Charles L. Ladner	Analytic Investors, LLC
Stanley Martin*
Dr. John A. Moore	Custodian
Steven R. Pruchansky††	State Street Bank and Trust Company
Gregory A. Russo
John G. Vrysen†	Transfer agent
Mellon Investor Services
Officers
Keith F. Hartstein	Legal counsel
President and Chief Executive Officer	K&L Gates LLP

Andrew G. Arnott‡	Independent registered
Chief Operating Officer	public accounting firm
PricewaterhouseCoopers LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer	Stock symbol
Listed New York Stock Exchange: HTD
Francis V. Knox, Jr.
Chief Compliance Officer	For shareholder assistance
refer to page 31
Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone§
Treasurer

   *Member of the Audit Committee
††Member of the Audit Committee effective 9-1-09
  †Non-Independent Trustee
  ‡Effective 9-1-09
  §Effective 5-7-09

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-852-0218.

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Annual report | Tax-Advantaged Dividend Income Fund	45

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P130A 10/09
12/09

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2009, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $35,692 for the fiscal period ended October 31, 2009 ( the registrant changed the fiscal year end from December 31 to October 31) and $39,593 for the fiscal year ended December 31, 2008. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

The audit-related fees amounted to $0 for the fiscal period ended October 31, 2009 and $15,788 for the fiscal year ended December 31, 2008 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $2,926 for the fiscal period ended October 31, 2009 and $3,700 for the fiscal year ended December 31, 2008. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $55 for the fiscal period ended October 31, 2009 and $0 for the fiscal year ended December 31, 2008 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended October 31, 2009, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $8,200,579 for the fiscal period ended October 31, 2009 and $7,775,833 for the fiscal year ended December 31, 2008.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
Deborah C. Jackson
Steven R. Pruchansky

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the MFC Global portfolio managers

Management Biographies and Fund Ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2009.

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 2002 (inception)
Fund ownership — $1–$10,000

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 2002 (inception)
Fund ownership — $1–$10,000

Lisa A. Welch
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1998-2005)
Began business career in 1986
Joined fund team in 2004
Fund ownership – None

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2009. For purposes of the table, “Other

Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Gregory K. Phelps	Other Registered Investment Companies:
4 accounts with assets of approximately $2.6 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies:
4 accounts with assets of approximately $2.6 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Lisa A. Welch	Other Investment Companies:
3 accounts with assets of approximately $1.3 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser or the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so that each account receives the same price. When not possible or when it may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirmthat such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial Corporation.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

Information about the Analytic portfolio managers

Management Biographies and Fund Ownership

Below is a list of the Analytic portfolio managers who share joint responsibility for the implementation and execution of the Fund’s options strategy. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2009.

Harindra de Silva, Ph. D., CFA
President and Portfolio Manager, Analytic Investors, LLC since 1995
Principal at Analysis Group, Inc. (1986–1994)
Began business career in 1984
Joined Fund team in 2007
Fund ownership — None

Gregory M. McMurran
Chief Investment Officer and Portfolio Manager, Analytic Investors, LLC since 1976
Began business career in 1976
Joined Fund team in 2007
Fund ownership — None

Dennis Bein, CFA

Chief Investment Officer and Portfolio Manager, Analytic Investors, LLC since 1995
Senior Consultant, AG Risk Management (1990–1998)
Began business career in 1990
Joined Fund team in 2007
Fund ownership — None

Yigal Newman, Ph.D., CFA
Portfolio Manager Analytic Investors, LLC since 2009
Research Analyst, Analytic Investors, LLC (2005–2009)
Began business career in 2004
Joined Fund team in 2007
Fund ownership — None

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Harindra de Silva, Ph.D., CFA	Other Registered Investment Companies:
14 (fourteen) accounts with total net assets of
approximately $3.5 billion
Other Pooled Investment Vehicles: 17 (seventeen) accounts with total net assets of approximately $1.5 billion
Other Accounts: 31 (thirty-one) accounts with total net assets of approximately $2.7 billion

Gregory M. McMurran	Other Registered Investment Companies: 5 (five) accounts with total net assets of approximately $0.5 billion
Other Pooled Investment Vehicles: 1 (one) accounts with total net assets of approximately $0.1 billion
Other Accounts: 2 (two) accounts with total net assets of
approximately $0.2 billion

Dennis Bein, CFA	Other Registered Investment Companies: 13 (thirteen) accounts with total net assets of approximately $3.4 billion
Other Pooled Investment Vehicles: 18 (eighteen) accounts with total net assets of approximately $2.2 billion
Other Accounts: 34 (thirty-four) accounts with total net assets of approximately $2.6 billion

Yigal Newman, Ph.D.	Other Registered Investment Companies: None
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above, except for Messrs. de Silva, McMurran and Bein, who each receive a fee based on performance for 14 accounts, 1 account and 14 accounts, respectively, for “Other Pooled Investments” and for 13 accounts, 0 accounts and 13 accounts, respectively, for “Other Accounts” in the table above.

Conflicts of Interest

Conflicts of interest may arise because the Fund’s portfolio managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

• Limited Resources. The portfolio managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the portfolio managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the portfolio managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

• Limited Investment Opportunities. Other clients of either Subadviser may have investment objectives and policies similar to those of the Fund. Either Subadviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Subadviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of a Subadviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

• Different Investment Strategies. The accounts managed by the portfolio managers have differing investment strategies. If the portfolio managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the portfolio managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

• Variation in Compensation. A conflict of interest may arise where a Subadviser is compensated differently by the accounts that are managed by the portfolio managers. If certain accounts pay higher management fees or performance-based incentive fees, the portfolio managers might be motivated to prefer certain accounts over others. The portfolio managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the portfolio managers’ performance record or to otherwise benefit the portfolio managers.

• Selection of Brokers. The portfolio managers select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the portfolio managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The portfolio managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the portfolio managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation of Portfolio Managers

Our compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather, each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic’s senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm’s investment products to tie the interests of the individual to the interests of the firm and our clients. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b)	REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total Number of	Maximum Number
			Shares Purchased	of Shares that May
	Total Number of	Average Price	as Part of Publicly	Yet Be Purchased
	Shares	per	Announced	Under
Period	Purchased	Share	Plan*	the Plan

January 1, 2009 to
January 31,2009	0	0	0	3,848,792

February 1, 2009 to
February 29, 2009	0	0	0	3,848,792

March 1, 2009 to
March 31, 2009	0	0	0	3,848,792

April 1, 2009 to
April 30, 2009	0	0	0	3,848,792

May 1, 2009 to
May 31, 2009	0	0	0	3,848,792

June 1, 2009 to
June 30, 2009	87,800	$9.79	87,800	3,760,992

July 1, 2009 to
July 31, 2009	63,500	10.62	151,300	3,697,492

August 1, 2009 to
August 31, 2009	0	0	0	3,697,492

September 1, 2009 to
September 30,2009	22,300	11.351	173,600	3,675,192

October 1, 2009 to
October 31, 2009	0	0	0	3,675,192

Total	173,600	$10.293

*On December 8, 2008, the Board of Trustees approved a subsequent repurchase plan. Under the plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares. The plan will remain in effect until December 2009. On December 8, 2009, the Board of Trustees approved the renewal of the Fund’s current share repurchase plan, which is set to expire on December 31, 2009. As renewed, the Fund may purchase, in the open market, up to an additional 10% of its outstanding common shares between January 1, 2010 and December 31, 2010 (based on common shares outstanding as of December 31, 2009).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Dividend Income Fund

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: December 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: December 18, 2009

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: December 18, 2009